UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2008

TEKOIL  & GAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-52100	34-2035350
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1396 Havelock, Spring, Texas 77386
(Address of principal executive offices, including Zip Code)

(281) 298-1598
(Registrant's Telephone Number, including Area Code)

_______________________________________________________________
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership

On August 29, 2008, Tekoil and Gas Gulf Coast, LLC, a subsidiary of Tekoil & Gas Corporation, filed a Chapter 11 Voluntary Petition in the U.S. Bankruptcy Court, Southern District of Texas (Galveston), Bankruptcy Petition No. 08-80270, which has been initially assigned to Letitia Z. Clark, Office of the U.S. Trustee, 515, Rusk Avenue, Suite 3516, Houston, Texas 77002.

Tekoil and Gas Gulf Coast, LLC is seeking emergency financing and has filed a motion with the Bankruptcy Court for the retention of a Chief Restructuring Officer.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired .

None.

(b) Pro Forma Financial Information .

None.

(c) Shell Company Transactions .
None

(d) Exhibits .

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEKOIL & GAS CORPORATION

Date: September 5, 2008	/s/ Gerald Goodman
Gerald Goodman Chief Financial Officer